Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form Q (“Quarterly Report”) of Diversified Restaurant Holdings, Inc. (the "Company") for the fiscal quarter ended September 23, 2012, I, T. Michael Ansley, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2012	DIVERSIFIED RESTAURANT HOLDINGS, INC.

	By:	/s/ T. Michael Ansley
T. Michael Ansley Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)